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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 22, 2000 included in Colorado MEDtech Inc.'s Form 10-K for the year ended June 30, 2000 and to all references to our Firm included in this Registration Statement on Form S-8.


/s/ Arthur Andersen LLP


Denver, Colorado
November 16, 2000.